3 TO 1 FUNDS:

3 to 1 Diversified Equity Fund

3 to 1 Strategic Income Fund

Supplement to the Prospectus dated December 21, 2007

Supplement dated April 13, 2009

Exchanges to and from Money Market Fund

          Effective immediately, you may exchange your shares of the 3 to 1 Diversified Equity Fund or the 3 to 1 Strategic Income Fund (each a “Fund”) for shares of the Liquid Green Account, utilizing Investment A Shares of the Huntington Money Market Fund, a separately managed money market fund (the “Money Market Fund”). You also may exchange shares of this Money Market Fund for shares of a Fund. Exchanges to (or from) the Money Market Fund may be made only if the Money Market Fund is registered in your state of residence. The exchange privilege with the Money Market Fund does not constitute an offering or recommendation of the Money Market Fund.

          You may call Shareholder Services at (866) 616-4848 to obtain the Money Market Fund’s prospectus and to exchange shares. It is your responsibility to obtain and read a prospectus of the Money Market Fund before you make an exchange with the Money Market Fund. By giving exchange instructions for the Money Market Fund, you will be deemed to have acknowledged receipt of the prospectus for the Money Market Fund.

          In general, the same rules and procedures that apply to sales and purchases apply to exchanges. For more information on the exchange privilege, please see “How to Exchange Shares” in the current Prospectus.

Risks Related to Foreign Investments

          As disclosed in the Prospectus, each Fund may invest a portion of its assets in foreign securities. These securities may be denominated in foreign currencies. A Fund may engage in hedging of foreign currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency that the Fund owns or wants to own. In addition, a Fund may take active foreign currency positions not designed as a hedge, in which case the Fund is making investments in foreign currencies in an attempt to profit from changes in currency exchange rates. These foreign currency transactions will subject the Fund to currency risk as described below. The following is hereby added to “Principal Risks of Investing in the Fund – Foreign Securities Risk – Currency Risk” on page 12 of the Prospectus:

Currency Risk. To the extent that a Fund engages in hedging of foreign currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency that the Fund owns or wants to own, this presents the risk that the two currencies may not move in relation to one another as expected. In that case, a Fund could lose money on its investment and also lose money on the position designed to act as a hedge. To the extent that foreign exchange rates do not move in the direction anticipated by a Fund’s sub-adviser, the Fund will lose money on its foreign currency positions. The risks of a Fund’s foreign currency transactions are substantially different from those of its securities investments. A Fund’s foreign currency transactions and/or its investments or trades in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates.

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You should read this Supplement in conjunction with the Prospectus, as further supplemented, which provides the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated December 21, 2007 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (866)-616-4848.

3 to 1 Funds:

3 to 1 Diversified Equity Fund

3 to 1 Strategic Income Fund

Supplement to the Statement of Additional Information dated December 21, 2007

Supplement dated April 13, 2009

FUND INVESTMENTS

The following is added under the section “Additional Information About Fund Investments And Risk Considerations:

V.        Commodities-Based Exchange Traded Funds (“ETFs”). Each Fund may invest in ETFs that invest primarily in commodities, rather than securities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. Commodities-based ETFs may be organized as grantor trusts, in which case each investor (such as a Fund) has an undivided interest in the underlying commodity. Commodity-based ETFs may not be regulated under the Investment Company Act of 1940, as amended. The values of ETFs that invest in commodities are highly dependent on the prices of the underlying commodity and, as a result, may be subject to greater volatility than investments in traditional ETFs that invest in stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates, and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of commodities may also be affected by factors such as embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Commodity-based ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). A Fund’s investments in these ETFs also may be affected by losses of the underlying ETFs and the level of risk arising from the investment practices of the underlying ETFs (such as the use of leverage). The market price of leveraged ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. A Fund has no control over the investments and related risks taken by the ETFs in which it invests.

W.      Real Estate Investment Trusts.  Each Fund may invest in real estate investment trusts (“REITs”).  A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate.  Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income.  Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Equity REITs will be treated as equity securities for purposes of calculating the percentage of a Fund’s assets invested in equity securities.  Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans.  Hybrid REITs generally invest in both real property and mortgages.  Mortgage REITs and hybrid REITs (which invest in mortgages and real property) will be treated as fixed income securities for purposes of calculating the percentage of a Fund’s assets invested in fixed income securities.

          REITs generally are subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.  Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified.  These characteristics subject REITs to the risks associated with financing a limited number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Additionally, equity REITs may be affected by any changes in the value of the underlying properties they own, and mortgage REITs may be affected by the quality of any credit extended.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus, each as supplemented from time to time. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (866) 616-4848.